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                                                                EXHIBIT 27(j)(i)


                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN, a separate account established by Transamerica Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND BRENDA K. CLANCY, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Transamerica Corporate Separate Account Sixteen;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form N-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.

Signature                           Title                       Date

/s/ Christopher H. Garrett
--------------------------       Vice President            October 1, 2003
Christopher H. Garrett           and Actuary

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                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN, a separate account established by Transamerica Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND BRENDA K. CLANCY, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Transamerica Corporate Separate Account Sixteen;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form N-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.

Signature                       Title                               Date

/s/ Larry N. Norman
--------------------------      President                      October 1, 2003
Larry N. Norman

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                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN, a separate account established by Transamerica Life Insurance Company under the laws of the State of Iowa, hereby makes, constitutes, and appoints BRENDA K. CLANCY, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Transamerica Corporate Separate Account Sixteen;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form N-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.

Signature                              Title                          Date

/s/ Craig D. Vermie
--------------------         Vice President, Secretary,          October 1, 2003
Craig D. Vermie              and General Counsel

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                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN, a separate account established by Transamerica Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND BRENDA K. CLANCY, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Transamerica Corporate Separate Account Sixteen;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form N-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.

Signature                           Title                            Date

/s/ Arthur C. Schneider
--------------------------       Vice President               September 30, 2003
Arthur C. Schneider

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                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN, a separate account established by Transamerica Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG
D. VERMIE AND BRENDA K. CLANCY, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Transamerica Corporate Separate Account Sixteen;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form N-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.

Signature                                Title                      Date

/s/ Robert J. Kontz             Vice President                 October 7, 2003
-------------------             and Corporate Controller
Robert J. Kontz

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                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN, a separate account established by Transamerica Life Insurance Company under the laws of the State of Iowa, hereby makes, constitutes, and appoints CRAIG D. Vermie, as her true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Transamerica Corporate Separate Account Sixteen;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form N-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.

Signature                                 Title                      Date

/s/ Brenda K. Clancy
--------------------------      Vice President, Treasurer,       October 3, 2003
Brenda K. Clancy                and Chief Financial Officer